UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549


                              FORM 8-K


                           CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported).  . . . . February 5, 1996


                                                    Commission File No. 1-6496


                   LUNDELL TECHNOLOGIES, INC.
            Name of issuer as specified in its charter


  Washington                                   No. 91-0413022
  State of Incorporation                       IRS Employer I.D. No.



                         45 Orchard Street
                     Manhasset, New York 11030
             Address of principal executive offices


               Issuer's telephone: (516) 621-5480

   Item 8.  Change in Fiscal Year

       Effective February 5, 1996, the Issuer changed its fiscal year to the twelve months ending October 31. The Issuer filed its report covering the transition period beginning February 5, 1996 and ending April 30, 1996 on Form 10-QSB for the fiscal quarter ended April 30, 1996.





                           SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


       Lundell Technologies, Inc.

       By: /s/ Steven A. Massey
           Steven A. Massey, President

       Date: April 25, 1997